                                                                    EXHIBIT 10.1

                                 TENTH AMENDMENT
             TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT

         THIS TENTH AMENDMENT TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 2003, is entered into among QUANTA SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders (defined below) who are signatories hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

                                   BACKGROUND

         A. The Borrower is party to that certain Third Amended and Restated Secured Credit Agreement dated as of June 14, 1999 (as amended through the date hereof and as may be further amended, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Agent, and the lenders from time to time party to the Credit Agreement (each a "Lender" and collectively, the "Lenders").

         B. The Borrower, Majority Lenders and the Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Majority Lenders and the Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Amendments to Section 1.1. Section 1.1 is amended by adding or entirely amending the following defined terms:

                           "FUNDED DEBT" means, as of any date of determination,
                  the sum, without duplication, of the following for the Borrower and its Subsidiaries: (i) Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes or similar instruments, and purchase money obligations which in accordance with GAAP would be shown on the consolidated balance sheet of the Borrower as a liability, (ii) all L/C Obligations, and all reimbursement obligations relative to the face amount of all other letters of credit issued for the account of the Borrower or any of its Subsidiaries, and (iii) all Capitalized Lease Obligations; provided that, for purposes of calculating the Funded Debt to EBITDA Ratio, the Senior Debt to EBITDA Ratio and the Minimum Asset Coverage Ratio for purposes of determining compliance with SECTIONS 6.22, 6.23 and 6.24 hereof, the sum referenced above shall be reduced by the amount of cash proceeds from the issuance of the 2003 Convertible Subordinated Notes to the extent such proceeds are being held by the Agent as cash collateral for the L/C Obligations and the Loans.

                           "2003 CONVERTIBLE SUBORDINATED NOTES" means the
                  notes, guarantees, and all other obligations now or hereafter arising under, or pursuant to, the 2003 Note Purchase Agreement.

                           "2003 NOTE PURCHASE AGREEMENT" means that certain
                  Purchase Agreement dated as of a date in the fourth quarter of calendar year 2003, by and among the Borrower, as issuer, and the purchasers listed on "Schedule A" attached thereto, as initial purchasers of the Borrower's convertible subordinated debentures due 2023, as the same may be amended, restated or supplemented from time to time.

                  (b) Amendments to Section 4.2. Section 4.2 is amended by (i) deleting the word "and" immediately following the semi-colon (";") found in clause (e) therein, (ii) deleting the period (".") immediately following the end of clause (f) thereof and replacing it with a semi-colon (";"), and (iii) adding new clauses (g) and (h) thereto immediately following clause (f), as set forth below:

                           (g) Compliance with Financial Covenants. After giving
                  effect to the proposed Borrowing or Letter of Credit, the Borrower shall be in compliance with SECTIONS 6.20 through
                  6.24 of this Agreement as of the date of the proposed Borrowing, whether or not the Lenders shall have waived any Default or Event of Default arising out of the Borrower's failure to comply with any of such SECTIONS, provided, however, that such condition precedent shall not apply to the issuance, extension or increase of any Letter of Credit listed on SCHEDULE 4.2(g); and

                           (h) Cash Collateral. Solely with respect to Letters
                  of Credit issued or increased after the issuance of the 2003 Convertible Subordinated Notes, the Borrower shall provide the Agent with cash collateral in an amount equal to the face amount of any such Letter of Credit to the extent that net proceeds of the 2003 Convertible Subordinated Notes were sufficient to cash collateralize such Letters of Credit had they been outstanding on the date of issuance of the 2003 Convertible Subordinated Notes.

                  (c) Amendment to Section 6.10(a). Clause (a) of Section 6.10 is amended by adding a new clause (iv) thereto so that the entire clause (a) shall read as follows:

                           (a) The Borrower shall not pay any dividends or other
                  distributions on its capital stock other than (i) when no Default or Event of Default exists or will result therefrom, cash dividends in respect of the Preferred Stock not to exceed $1,000,000 during any fiscal year of the Borrower, (ii) dividends made wholly in the form of additional shares of the Borrower's capital stock, provided that, in respect of any stock split, the Borrower may make cash distributions in lieu of issuing fractional shares of capital stock which would otherwise result from such stock split, (iii) repurchases of common stock of the Borrower from officers, directors and employees pursuant to the Borrower's restricted stock option or compensation programs, to pay withholdings in respect of taxes owed as a result of grants of stock options and stock compensation thereunder, so long as the Borrower's performance of its obligations under such restricted stock option or compensation programs cannot reasonably be expected to have a material negative impact on projected cash flows, and (iv) the Borrower may repurchase its common stock and make payments in connection with share repurchase and/or share derivative transactions with respect to its common stock so long as (A) such transactions are consummated either simultaneously with the issuance of the 2003 Convertible Subordinated Notes or in connection with repurchase rights and/or obligations from time to time arising in connection with such issuance, (B) no Default or Event of Default that has not been waived exists or will result therefrom, (C) if the gross proceeds of the 2003 Convertible Subordinated Notes are at least $100,000,000 but less than $125,000,000, the aggregate amount of all payments made in connection with such transactions does not exceed $15,000,000, (D) the Borrower receives no less than $100,000,000 in gross proceeds from the issuance of the Initial 2003 Convertible Subordinated Notes (as such term is defined below), and (E) if the aggregate gross proceeds of the 2003 Convertible Subordinated Notes are $125,000,000 or more, the aggregate amount of all such payments does not exceed an amount equal to the applicable percentage of the gross proceeds received by the Borrower from the issuance of the 2003 Convertible Subordinated Notes set forth in the table below:

                  GROSS PROCEEDS LEVEL                      PERCENTAGE
                  --------------------                      ----------
                  At least $125,000,000, but                    15%
                  Less than $150,000,000

                  At least $150,000,000, but less               20%
                  than $175,000,000

                  $175,000,000 and above                        25%

                           Provided that nothing in this SECTION 6.10(a) shall
                  affect the Borrower's obligation to comply with SECTION 2.10(c) with respect to such proceeds.

                           Notwithstanding the foregoing, if the Borrower issues
                  additional 2003 Convertible Subordinated Notes ("Additional 2003 Convertible Subordinated Notes") after the closing of the sale of the first 2003 Convertible Subordinated Notes to be sold ("Initial 2003 Convertible Subordinated Notes"), then (x) the Borrower shall not be permitted to retain any amounts from the proceeds of the Additional 2003 Convertible Subordinated Notes that it might otherwise be entitled to retain pursuant to Section 2.10(c), and (y) if the sale of the Additional 2003 Convertible Subordinated Notes causes the gross proceeds of the 2003 Convertible Subordinated Notes to increase to a higher "gross proceeds level" in the table above, the percentage in such table applicable to such higher "gross proceeds level" shall apply only with respect to proceeds within such higher "gross proceeds level" and not to any other proceeds of the 2003 Convertible Subordinated Notes. For example, if the proceeds of the Initial 2003 Convertible Subordinated Notes are $150,000,000 and the proceeds of the Additional 2003 Convertible Subordinated Notes are $30,000,000, then the 20% from the table above would apply to the proceeds of the Initial 2003 Convertible Subordinated Notes and $24,999,999 of the proceeds of the Additional 2003

                  Convertible Subordinated Notes, and the 25% from the table above would apply to the remaining proceeds of the Additional 2003 Convertible Subordinated Notes.

                  (d) Amendment to Section 6.14(e). Clause (e) of Section 6.14 is amended and restated in its entirety, as follows:

                           (e)      [Intentionally Deleted]

                  (e) Further Amendments to Section 6.14. Section 6.14 is further amended by (i) deleting the word "and" immediately following the semi-colon (";") found in clause (g) therein, (ii) amending and restating clause (h) thereof in its entirety, as set forth below, and
         (iii) adding new clauses (i) and (j) thereto immediately following clause (h), as set forth below:

                           (h) Indebtedness under the Subordinated Indenture,
                  including without limitation, the Indebtedness under the Convertible Subordinated Notes and the First Supplemental Indenture; provided that the principal amount of such Indebtedness shall not at any time exceed $172,500,000;

                           (i) Indebtedness not to exceed $250,000,000 at any
                  time under the 2003 Note Purchase Agreement, including without limitation, the Indebtedness under the 2003 Convertible Subordinated Notes; provided that, such Indebtedness is unsecured and upon terms not materially less favorable than the terms of the Convertible Subordinated Notes and is otherwise on terms reasonably satisfactory to the Agent, including without limitation ranking subordination terms at least as favorable to the Lenders as those contained in the Convertible Subordinated Notes, and provided further that all net cash proceeds from the issuance of such Indebtedness are applied in accordance with SECTION 2.10(c) of this Agreement, which contemplates that such proceeds will be allocated to the Lenders and to the holders of the Senior Notes (based on the proportion of the Commitment Amount under this Agreement and the proportion of the outstanding principal amount of the Senior Notes to the sum of both) and applied as follows: (A) with respect to the proceeds allocated to the Lenders, paid to the Agent as a prepayment of the Loans, and if all Loans have been satisfied, to the Agent as cash collateral for the outstanding L/C Obligations (which security interest shall be expressly senior to any security interest in such cash collateral which secures the Senior Notes), in each case together with a corresponding, automatic and permanent reduction of the Commitment Amount by the amount of net proceeds that would be allocated to the Lenders if the Loans and L/C Obligations exceeded such amount of net proceeds (and not any lesser amount which may ultimately be allocated to the Lenders if the Loans and L/C Obligations are less than such amount of net proceeds), and if all of the L/C Obligations have been so cash collateralized, to the holders of the Senior Notes to be applied in accordance with Section 8.8(e) of the Note Purchase Agreement, and (B) with respect to the proceeds allocated to the holders of the Senior Notes, paid to such holders to be applied in accordance with Section 8.8(e) of the Note Purchase Agreement; and

                           (j) Guaranties from domestic Subsidiaries entered
                  into or delivered in connection with either the 2003 Convertible Subordinated Notes or the Senior Notes and obligations covered by CLAUSE (VI) of the definition of Indebtedness to the extent that such obligations are entered into or arise in connection with the 2003 Convertible Subordinated Notes.

                  (f) Amendment to Section 6.15(h). Clause (h) of Section 6.15 is amended and restated in its entirety as follows:

                           (h) Investments involving share repurchase and/or
                  share derivative transactions to the extent permitted by
                  SECTION 6.10.

                  (g) Amendment to Section 7.1(n). Clause (n) of Section 7.1 is amended and restated in its entirety, as follows:

                           (n) an event of default shall occur and be continuing
                  under (i) the Subordinated Indenture, the First Supplemental Indenture or the Convertible Subordinated Notes, or any other document evidencing Indebtedness under the Subordinated Indenture, the First Supplemental Indenture or the Convertible Subordinated Notes, or (ii) the 2003 Note Purchase Agreement or the 2003 Convertible Subordinated Notes, or any other document evidencing Indebtedness under the 2003 Note Purchase Agreement or the 2003 Convertible Subordinated Notes.

                  (h) New Schedule 4.2(g). A new SCHEDULE 4.2(g) in the form attached to this Amendment as SCHEDULE 4.2(g) is hereby added to the Credit Agreement.

                  2. TEMPORARY WAIVER Upon the effectiveness of this Amendment, and in reliance upon the representations and warranties of the Borrower and the Guarantors made herein, notwithstanding anything to the contrary in any of the Credit Documents, the Agent and the Lenders hereby waive any Default or Event of Default arising out of the Borrower's failure in any respect to comply with (a) the required Minimum Interest Coverage Ratio set forth in Section 6.21 of the Credit Agreement at the end of the fiscal quarter ending on September 30, 2003, (b) the required Funded Debt to EBITDA Ratio set forth in Section
         6.22 of the Credit Agreement at the end of the fiscal quarter ending on September 30, 2003, (c) the required Senior Debt to EBITDA Ratio set forth in Section 6.23 of the Credit Agreement at the end of the fiscal quarter ending on September 30, 2003 and (d) any obligation to furnish, deliver or provide any projections or forecasts pursuant to Section 6.6 of the Credit Agreement after September 15, 2003 through January 1, 2004 (collectively, the "Specified Defaults"); provided that, all such waivers shall terminate and become null and void on January 2, 2004, at which time the Borrower's obligations to comply with the requirements set forth in Sections 6.21, 6.22, and 6.23 of the Credit Agreement with respect to the fiscal quarter ending on September 30, 2003 and to furnish any such items pursuant to Section 6.6 shall be valid, binding and enforceable, and any non-compliance by the Borrower with any such requirements shall thereupon result in an immediate Event of Default with no notice or cure period. The temporary waivers set forth in this Section 2 of this Amendment are limited to the extent specifically set forth above in this Section 2, and no other terms, covenants or provisions of the Credit Agreement are intended to be waived hereby.

         3. BORROWING RESTRICTIONS. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, from the date hereof through and including January 1, 2004, the Lenders shall not be obligated to make any Revolving Loans other than Revolving Loans pursuant to the Agent's request in respect of Swing Line Loans made by the Agent in accordance with
Section 2.1(b) of the Credit Agreement, provided that the aggregate amount of all such Swing Line Loans outstanding at any one time during such period shall never exceed $5,000,000.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Guarantors represents and warrants to the Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate, partnership or limited liability company action, as applicable, by it, (c) no consent of any Person that has not been obtained is required for its execution and delivery of this Amendment, (d) its execution and delivery of this Amendment will not violate its organizational documents, (e) the representations and warranties in each Credit Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Credit Document to which it is a party, and (g) no Default or Event of Default exists as of the date of this Amendment.

         5. RELEASE.

                  (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Agent and the Lenders and all respective affiliates and subsidiaries of the Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Credit Documents or the enforcement or attempted enforcement by the Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Credit Documents.

                  (c) The agreements of the Borrower and each Guarantor set forth in this Section 5 shall survive termination of this Amendment and the other Credit Documents.

         6. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective, without any other action by the parties hereto, immediately upon the satisfaction or waiver of each of the following conditions precedent and only if all such conditions precedent to effectiveness are satisfied or waived on or prior to October 3, 2003:

                  (a) the Agent shall receive counterparts of this Amendment executed by the Majority Lenders, the Borrower and the Guarantors;

                  (b) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct;

                  (c) all reasonable out-of-pocket fees and expenses of the Agent in connection with the Credit Documents, including its reasonable out-of-pocket legal and other professional fees and expenses incurred by the Agent, including, without limitation, such fees and expenses of Winstead Sechrest & Minick P.C., shall have been paid;

                  (d) the Agent shall receive evidence reasonably satisfactory to the Agent that the Borrower has entered into an amendment to the Note Purchase Agreement in form and substance reasonably satisfactory to the Agent;

                  (e) the Agent shall receive a written certificate signed by an officer of the Borrower acceptable to the Agent as to (i) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to materially and adversely affect (A) the financial condition of the Borrower and its Subsidiaries, taken as a whole, or (B) the ability of the Borrower and its Subsidiaries to perform their respective obligations under the Credit Documents, as amended by the Amendment,
         (ii) the absence of a material breach of any representation or warranty of the Borrower set out in the Credit Documents, and (iii) the absence of any Default or Event of Default, after giving effect to this Amendment; and

                  (f) the Agent shall receive, in form and substance reasonably satisfactory to the Agent and its counsel, such other documents, certificates and instruments as the Agent shall reasonably require.

         7. CREDIT DOCUMENT: REFERENCE TO CREDIT AGREEMENT. This Amendment is a Credit Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         8. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         9. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and shall be binding upon the Borrower, the Agent, each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

QUANTA SERVICES, INC.

By: /s/ JAMES H. HADDOX
    ------------------------------
Name: James H. Haddox
      -------------------------------
Title: Chief Financial Officer
       ----------------------


AGENT:

BANK OF AMERICA, N.A., AS AGENT



By: /s/ DAVID A. JOHANSON
    ----------------------------
    Name: David A. Johanson
          -----------------------
    Title: Vice President
           -------------------------

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

BANK OF AMERICA, N.A.



By: /s/ GARY L. MINGLE

Name: Gary L. Mingle

Title: Senior Vice President

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

BANK OF NOVA SCOTIA



By: /s/ STEPHEN C. LEVI

Name: Stephen C. Levi

Title: Director

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

CREDIT LYONNAIS NEW YORK BRANCH



By: /s/ ATTILA KOC

Name: Attila Koc

Title: Senior Vice President

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

DEUTSCHE BANK TRUST COMPANY AMERICAS


BY: /s/ SCOTTYE LINDSAY

NAME: SCOTTYE LINDSAY

TITLE: VICE PRESIDENT

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

JP MORGAN CHASE



BY: /s/ ROBERT MENDOZA

NAME: ROBERT MENDOZA

TITLE: VICE PRESIDENT

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

NATIONAL CITY BANK



BY: /s/ MICHAEL DURBIN

NAME: MICHAEL DURBIN

TITLE: SENIOR VICE PRESIDENT

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

GUARANTY BANK



BY: /s/ SCOTT BREWER

NAME: SCOTT BREWER

TITLE: VP

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

WACHOVIA BANK, NATIONAL ASSOCIATION



BY: /s/ STEVEN L. HIPSMAN

NAME: STEVEN L. HIPSMAN

TITLE: DIRECTOR

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

COMERICA BANK



BY: /s/ WILLIAM S. ROGERS

NAME: WILLIAM S. ROGERS

TITLE: VICE PRESIDENT

         Lender signature page to that certain Tenth Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of September 30, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

SUN TRUST BANK



By: /s/ J. SCOTT DEVINEY

NAME: J. SCOTT DEVINEY

TITLE: DIRECTOR

                        GUARANTORS' CONSENT AND AGREEMENT


As an inducement to the Lenders to execute, and in consideration of the Lenders' execution of this Amendment, each of the undersigned hereby consents to this Amendment and agrees that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under their respective Guaranties described in the Credit Agreement executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and their respective successors and assigns, and shall inure to the benefit of the Lenders, and their respective successors and assigns.


                              ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION ALLTECK LINE CONTRACTORS (USA), INC.
                              ARBY CONSTRUCTION, INC.
                              AUSTIN TRENCHER, INC.
                              BRADFORD BROTHERS, INC.
                              CCLC, INC.
                              COMMUNICATION MANPOWER, INC.
                              CONTI COMMUNICATIONS, INC.
                              CROCE ELECTRIC COMPANY, INC.
                              CROWN FIBER COMMUNICATIONS, INC.
                              DILLARD SMITH CONSTRUCTION COMPANY
                              DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                              ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED FIVE POINTS CONSTRUCTION CO.
                              GLOBAL ENERCOM MANAGEMENT, INC.
                              GOLDEN STATE UTILITY CO.
                              H. L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                              HAINES CONSTRUCTION COMPANY
                              INTERMOUNTAIN ELECTRIC, INC.
                              IRBY CONSTRUCTION COMPANY
                              LINE EQUIPMENT SALES CO., INC.
                              MANUEL BROS., INC.
                              MEARS GROUP, INC.
                              MEJIA PERSONNEL SERVICES, INC.
                              METRO UNDERGROUND SERVICES, INC.
                              MUSTANG LINE CONTRACTORS, INC.
                              NETWORK ELECTRIC COMPANY
                              NORTH PACIFIC CONSTRUCTION CO., INC.
                              NORTH SKY COMMUNICATIONS, INC.
                              PAR ELECTRICAL CONTRACTORS, INC.

                              PARKSIDE SITE & UTILITY COMPANY CORPORATION
                              PARKSIDE UTILITY CONSTRUCTION CORP.
                              P.D.G. ELECTRIC COMPANY
                              POTELCO, INC.
                              PROFESSIONAL TELECONCEPTS, INC. (IL)
                              PROFESSIONAL TELECONCEPTS, INC. (NY)
                              PWR FINANCIAL COMPANY
                              QPC, INC.
                              QSI, INC.
                              QUANTA HOLDINGS, INC.
                              QUANTA XXXI ACQUISITION, INC.
                              QUANTA LI ACQUISITION, INC.
                              QUANTA LIV ACQUISITION, INC.
                              QUANTA LVII ACQUISITION, INC.
                              QUANTA LVIII ACQUISITION, INC.
                              QUANTA LIX ACQUISITION, INC.
                              QUANTA LX ACQUISITION, INC.
                              QUANTA LXI ACQUISITION, INC.
                              QUANTA LXII ACQUISITION, INC.
                              QUANTA LXIII ACQUISITION, INC.
                              QUANTA LXIV ACQUISITION, INC.
                              QUANTA LXV ACQUISITION, INC.
                              QUANTA LXVI ACQUISITION, INC.
                              QUANTA LXVII ACQUISITION, INC.
                              QUANTA LXVIII ACQUISITION, INC.
                              QUANTA LXIX ACQUISITION, INC.
                              QUANTA LXX ACQUISITION, INC.
                              QUANTA LXXI ACQUISITION, INC.
                              QUANTA LXXII ACQUISITION, INC.
                              QUANTA LXXIII ACQUISITION, INC.
                              QUANTA UTILITY INSTALLATION CO., INC,
                              R. A. WAFFENSMITH & CO., INC.
                              SOUTHEAST PIPELINE CONSTRUCTION, INC.
                              SOUTHWESTERN COMMUNICATIONS, INC.
                              SOUTHWEST TRENCHING COMPANY, INC.
                              SPALJ CONSTRUCTION COMPANY
                              SUMTER UTILITIES, INC.
                              THE RYAN COMPANY, INC.
                              TOM ALLEN CONSTRUCTION COMPANY
                              TRANS TECH ACQUISITION, INC.
                              TRAWICK CONSTRUCTION COMPANY, INC.
                              TTGP, INC.
                              TTLP, INC.
                              TTM, INC.
                              TXLP, INC.
                              UNDERGROUND CONSTRUCTION CO., INC.

                              UTILCO, INC.
                              VCI TELCOM, INC.
                              W.C. COMMUNICATIONS, INC.
                              W.H.O.M. CORPORATION



                              By:   /s/ DANA GORDON
                                    --------------------------------------------
                                    Dana Gordon, President or Vice President
                                    of each Guarantor


                              QDE LLC
                              QUANTA DELAWARE, INC.
                              QUANTA ASSET MANAGEMENT LLC



                              By:   /s/ LINDA BUBACZ
                                    --------------------------------------------
                                    Linda Bubacz, President


                              COAST TO COAST, LLC


                              By:   Environmental Professional Associates,
                                    Limited, Its Member





                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President

                              NORTHERN LINE LAYERS, LLC

                              By: PAR Electrical Contractors, Inc., Its Sole
                                  Member


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President

                              DOT 05, LLC
                              TJADER, L.L.C.
                              OKAY CONSTRUCTION COMPANY, LLC


                              By:   Spalj Construction Company, Its Member



                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              LAKE NORMAN PIPELINE, LLC


                              By:   Bradford Brothers, Inc., Its Member





                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              MEARS/CPG, LLC
                              MEARS ENGINEERING, LLC
                              MEARS/HDD, LLC
                              MEARS SERVICES, LLC


                              By: Mears Group, Inc., The Sole Member of each of
                                  the foregoing limited liability companies


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President

                              S.K.S. PIPELINERS, LLC


                              By:   Arby Construction, Inc., Its Member


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President

                              TNS-VA, LLC


                              By: Professional Teleconcepts, Inc. (NY), Its
                                  Member



                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              LINECO LEASING, LLC


                              By:   Mustang Line Contractors, Inc., Its Sole
                                    Member



                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              AIRLAN TELECOM SERVICES, L.P.
                              NORTH HOUSTON POLE LINE, L.P.
                              LINDSEY ELECTRIC, L.P.
                              DIGCO UTILITY CONSTRUCTION, L.P.


                              By: Mejia Personnel Services, Inc., Its General Partner


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                              QUANTA ASSOCIATES, L.P.


                              By:   QSI, Inc., Its General Partner



                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President

                                    TRANS TECH ELECTRIC, L.P.


                              By:   TTGP, Inc., Its General Partner


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              PWR NETWORK, LLC


                              By:   PWR Financial Company, Its Sole Member


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President


                              Q RESOURCES, LLC


                              By:   Quanta Holdings, Inc., Its Member


                                    By:    /s/ DANA GORDON
                                           Dana Gordon, Vice President


                              QUANTA RECEIVABLES, L.P.


                              By:   PWR Network, LLC, Its General Partner


                                    By:    PWR Financial Company, Its Sole
                                           Member


                                           By:  /s/ DANA GORDON
                                                --------------------------------
                                                Dana Gordon, Vice President

                              TOTAL QUALITY MANAGEMENT SERVICES, LLC


                              By: Environmental Professional Associates, Ltd., Its Sole Member


                                    By:    /s/ DANA GORDON
                                           -------------------------------------
                                           Dana Gordon, Vice President